Debt and Credit Agreements (Tables)	12 Months Ended
Dec. 31, 2014
Debt Profile

The table below shows debt maturity as cash flow in the upper part which is reconciled with reported debt in the last row. For a description of hedging instruments used as part of debt management, see the Financial Instruments section of Note 1 and Note 3.

DEBT PROFILE

PRINCIPAL AMOUNT BY EXPECTED MATURITY	2015	2016	2017	2018	2019	Thereafter	Total long-term	Total
U.S. private placement notes (incl. DRD1)) (Weighted average interest rate 3.9%)	$—	$—	$105.0	$—	$268.0	$1,042.0	$1,415.0	$1,415.0
Overdraft/Other short-term debt (incl. DRD1)) (Weighted average interest rate 4.1%)	56.9	—	—	—	—	—	—	56.9
Medium-term notes (Weighted average interest rate 1.9%)	—	—	83.2	—	—	—	83.2	83.2
Other long-term loans, incl. current portion2) (Weighted average interest rate 11.1%)	21.8	13.9	—	—	—	—	13.9	35.7

Total debt as cash flow, (incl. DRD1))	$78.7	$13.9	$188.2	$—	$268.0	$1,042.0	$1,512.1	$1,590.8

DRD adjustment	0.9	—	0.9	—	8.2	—	9.1	10.0

Total debt as reported	$79.6	$13.9	$189.1	$—	$276.2	$1,042.0	$1,521.2	$1,600.8

1) Debt Related Derivatives (DRD), i.e. the fair value adjustments associated with hedging instruments as adjustments to the carrying value of the underlying debt. Included in the DRD is also the unamortized fair value adjustment related to discontinued fair value hedges which will be amortized over the remaining life of the debt. 2) Primarily external loans drawn locally in Brazil, Turkey and Russia.